EXHIBIT (a)(1)(ii)

LETTER OF TRANSMITTAL

For Tender of Common Shares of Beneficial Interest

EATON VANCE MUNICIPAL BOND FUND

Pursuant to the Offer to Purchase, dated December 10, 2024

THE FUND’S OFFER WILL EXPIRE ON JANUARY 9, 2025 AT 5:00 P.M. EASTERN TIME, UNLESS THE OFFER IS EXTENDED.

Please complete this Letter of Transmittal and Return to the Depositary for the Offer:

If delivering by hand, mail, express mail, courier

or any other expedited service:

Equiniti Trust Company, LLC

55 Challenger Road

Suite #200

Ridgefield Park, New Jersey 07660

Attn: Reorganization Department

For assistance call (877) 248-6417 or (718) 921-8317

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Pursuant to the Offer to Purchase dated December 10, 2024 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”), Eaton Vance Municipal Bond Fund (the “Fund”) has offered to purchase up to 5% of its issued and outstanding common shares of beneficial interest. The Offer expires on January 9, 2025 at 5:00 p.m. Eastern Time, unless the Offer is extended. The undersigned encloses herewith and tenders the following shares of the Fund:

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections

DESCRIPTION OF SHARES TENDERED

(Please fill in. Attach separate schedule if needed)

Certificate No(s)	Number of Shares

TOTAL SHARES F

Delivery of this Letter of Transmittal to an address other than one of those set forth above will not constitute a valid delivery. YOU MUST DELIVER THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO EQUINITI TRUST COMPANY, LLC, THE DEPOSITARY FOR THE OFFER (THE “DEPOSITARY”). Deliveries to the Fund, the Depository Trust Company (“DTC”) or EQ Fund Solutions, LLC, the information agent for the Offer (the “Information Agent”), will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary.

You have received this Letter of Transmittal in connection with the Fund’s Offer to Purchase up to 5% of its issued and outstanding common shares of beneficial interest, at a price per share equal to 98% of the net asset value of the shares as of the close of ordinary trading on the New York Stock Exchange on the date the Offer expires.

You should use this Letter of Transmittal to deliver to the Depositary shares held in book-entry form on the books of the Fund for tender. Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee book-entry transfer must use an Agent’s Message (as defined in Instruction 1 below).

☐	Check here if you are a financial institution that is a participant in the DTC’s system and you are delivering the tendered shares by book-entry transfer to an account maintained by the Depositary at the DTC, and complete the following:

Name(s) of Tendering Institution(s):

Account Number:                                                   Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1 and 7)		SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1 and 7)

Complete this box ONLY if the check for the aggregate purchase price of shares purchased (less the amount of any applicable U.S. withholding taxes) are to be issued in the name of someone other than the undersigned.		Complete this box ONLY if the check for the aggregate purchase price of shares purchased (less the amount of any applicable U.S. withholding taxes) are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Name		Name
	(Please Print)		(Please Print)

Address		Address

	(Include Zip Code)		(Include Zip Code)

	(Taxpayer Identification or Social Security Number)		(Taxpayer Identification or Social Security Number)

	(See IRS Form W-9 Included Herewith)		(See IRS Form W-9 Included Herewith)

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Ladies and Gentlemen:

The undersigned hereby tenders to Eaton Vance Municipal Bond Fund, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company (the “Fund”), the above-described common shares of the Fund. All references to shares are to the Fund’s common shares.

The tender of the shares is being made at a price per share equal to 98% of the Fund’s net asset value (“NAV”) per share as of the close of ordinary trading on the New York Stock Exchange on the later of January 9, 2025 and the latest time or date to which the Offer is extended (the Expiration Date”), pursuant to the Fund’s Offer to Purchase up to 5% or 2,846,127 of the Fund’s issued and outstanding common shares in cash, on the terms and subject to the conditions set forth in this Letter of Transmittal and in the Fund’s Offer to Purchase, dated December 10, 2024 (which together, as they may be amended and supplemented from time to time, constitute the “Offer”), the receipt of which is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of the Fund all right, title and interest in and to all of the shares tendered hereby which are so accepted and paid for; (2) orders the registration of shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of the Fund; and (3) appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of the Fund, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a)         transfer ownership of such shares on the account books maintained by the DTC with all accompanying evidence of transfer and authenticity, to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned’s agent, of a price per share equal to 98% of its NAV per share as of the close of ordinary trading on the New York Stock Exchange on the Expiration Date, with respect to such shares, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned understands that, on the terms and subject to the conditions of the Offer, the Fund will pay a purchase price per share for shares validly tendered and not properly withdrawn in the Offer, equal to 98% of its NAV per share as of the close of ordinary trading on the New York Stock Exchange on the Expiration Date. The Fund will not purchase shares that it does not accept for purchase because of proration provisions.

The undersigned hereby covenants, represents and warrants to the Fund that:

(a)        the undersigned (i) understands that it is a violation of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for a person, directly or indirectly, to tender shares for that person’s own account unless, at the time of tender (including any extensions thereof), the person so tendering has a “net long position” equal to or greater than the amount tendered in the Fund’s shares or in securities immediately convertible into, or exchangeable or exercisable for, the Fund’s shares, and in the Fund’s shares and will deliver or cause to be delivered the shares in accordance with the terms of the Offer; (ii) has a “net long position” in the shares, within the meaning of Rule 14e-4 under the Exchange Act, at least equal to the number of shares being tendered; and (iii) is tendering the shares in compliance with Rule 14e-4 under the Exchange Act;

(b)        the undersigned has full power of authority to tender, sell, assign and transfer the shares tendered hereby;

(c)        at the time and to the extent that the Fund accepts the shares for purchase, the Fund will acquire good and marketable title to such shares, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the shares will not be subject to any adverse claims or rights;

(d)        the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and accepted for purchase;

(e)        the Fund has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering shares pursuant to the Offer; and

(f)        the undersigned has read and agrees to all of the terms of the Offer.

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The undersigned understands that tendering shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute an agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Fund pay interest on the purchase price.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer, or may postpone the acceptance for payment of, or the payment for, shares tendered, or may accept for payment fewer than all the shares tendered hereby.

The names and addresses of the registered holders should be printed exactly as they appear on the account registration for the shares.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate purchase price of any shares purchased (less the amount of any applicable U.S. withholding taxes) in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price of any shares purchased (less the amount of any applicable U.S. withholding taxes) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate purchase price of any shares purchased (less the amount of any applicable U.S. withholding taxes) and mail said check to the person(s) so indicated.

The undersigned recognizes that the Fund has no obligation, under the Special Payment Instructions, to order the registration or transfer of shares tendered by book-entry transfer. All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this Offer is irrevocable.

THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF) SHAREHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR THE ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

SHAREHOLDER(S) SIGN HERE

(See Instructions 1 and 5)

(Please Complete and Return the Attached IRS Form W-9 Below)

Must be signed by registered holder(s) exactly as name(s) appear(s) on the account registration. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 5.

Signature(s) of Shareholder(s):

Dated:

Name(s):
(Please Print)

Capacity (full title):

Address:
(Please Include Zip Code)
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Telephone Number, including Area Code:

Taxpayer ID or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If Required, See Instruction 1 and 5)

Authorized Signature:

Name(s):

Name of Firm:

Address:

Address Line 2:

Telephone Number, including Area Code:

Dated:

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INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms and Conditions of the Offer

1.       Guarantee of Signatures. Except as otherwise provided in these Instructions, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if either: (a) this Letter of Transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal; or (b) such shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.       Delivery of Letter of Transmittal. This Letter of Transmittal is to be used only by registered shareholders of book-entry shares. If shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee book-entry transfer, an Agent’s Message must be used. The term “Agent’s Message” means a message transmitted by the DTC to, and received by, the Depositary, which states that the DTC has received an express acknowledgment from the DTC participant tendering the shares that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and Offer to Purchase and that the Fund may enforce such agreement against the participant.

Confirmation of a book-entry transfer in the Depositary’s account at DTC of shares tendered by book-entry transfer with a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to the Expiration Date, as defined in the Offer to Purchase. The method of delivery of all documents, including the Letter of Transmittal is at the option and risk of the tendering shareholder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure delivery.

The Fund will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered shares.

3.       Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the number of shares tendered on a separate signed schedule attached to this Letter of Transmittal.

 4.       Order of Purchase. Shareholders may specify the order in which their common shares are to be purchased pursuant to the terms of the Offer. The order of purchase may have an effect on the U.S. federal income tax treatment of any gain or loss on the shares that the Fund purchases.

5.       Signatures on Letter of Transmittal.

(a)       Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the common shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the account registration without any change whatsoever.

(b)       Joint Holders. If the common shares tendered hereby are registered in the names of two or more persons, ALL such persons must sign this Letter of Transmittal.

(c)       Different Names on Account Registrations. If any tendered shares are registered in different names on your account registrations, you must complete, sign and submit as many separate letters of transmittal as there are different account registrations.

(d)       Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares are required unless payment is to be made to a person other than the registered holder(s).

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the Depositary evidence satisfactory to the Fund that such person has authority so to act.

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6.    Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. The Fund will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the Offer. If, however payment of the purchase price is to be made to any person other than the registered holder(s) then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this Letter of Transmittal.

7.    Special Payment and Delivery Instructions. If any of the following conditions holds:

(a)    check(s) for any shares purchased pursuant to the Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

(b)    check(s) are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address, then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 5.

8.    Taxpayer Identification Number and Certain U.S. Withholding Taxes. Under U.S. federal income tax laws, the Depositary will be required to withhold a percentage of the amount of any payments made to certain shareholders or other payees pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder that is a “U.S. person” (as defined below) must provide the Depositary with such shareholder’s correct taxpayer identification number (“TIN”) and certify that the shareholder or payee is not subject to backup withholding by completing the Internal Revenue Service (“IRS”) Form W-9 set forth below. In certain circumstances, a person acting on behalf of a shareholder that is a U.S. person may be required to file an IRS Form W-8IMY or other applicable IRS Form and all required attachments to establish that a payment to the shareholder is not subject to backup withholding. In order for a “Non-U.S. shareholder” (as defined in Section 6 of the Offer to Purchase) to establish that it is not subject to backup withholding, that shareholder must submit an IRS Form W-8BEN, W-8BEN-E or other appropriate W-8 form, as applicable, signed under penalties of perjury, instead of the IRS Form W-9. An IRS Form W-8BEN, W-8BEN-E or other W-8 form, as applicable, may be obtained from the Depositary or downloaded from the IRS’s website at the following address: http://www.irs.gov.

A shareholder is a U.S. person if the shareholder is, for U.S. federal income tax purposes, (i) a citizen or a resident of the United States (including a U.S. resident alien), (ii) a corporation (or other entity taxable as a corporation) created or organized in the United States or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (x) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (y) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds any shares, the tax treatment of an owner of such an entity or arrangement will generally depend on the status of the owner and the activities of the entity or arrangement.

If the Depositary is not provided with correct information on the IRS Form W-9, the shareholder may be subject to penalties imposed by the IRS and payments that are made to such shareholder pursuant to the Offer may be subject to backup withholding.

In order to satisfy the Depositary that a Non-U.S. shareholder is not subject to backup withholding, such shareholder must submit an applicable IRS tax form, signed under penalties of perjury, establishing that shareholder’s exempt status. Such tax forms can be obtained from the Depositary or downloaded from the IRS's website at the following address: http://www.irs.gov.

For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if shares are held in more than one name), consult the instructions included with the IRS Form W-9 set forth below.

Failure to complete the IRS Form W-9 or appropriate IRS Form W-8, as applicable, will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold a percentage of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability, if any, of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is timely furnished to the IRS.

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NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 OR APPROPRIATE FORM W-8, AS APPLICABLE, MAY RESULT IN BACKUP WITHHOLDING OF A PERCENTAGE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS INCLUDED WITH THE IRS FORM W-9 SET FORTH BELOW FOR ADDITIONAL DETAILS. YOU ARE HEREBY NOTIFIED THAT YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

In addition, as described in Section 6 of the Offer to Purchase, if unless a reduced rate of withholding tax is applicable pursuant to an income tax treaty, or an exemption from withholding is applicable because gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States (and, if an income tax treaty applies, the gross proceeds are attributable to a U.S. permanent establishment maintained by such Non-U.S. shareholder), proceeds payable pursuant to the Offer to a Non-U.S. shareholder or his, her or its agent may be subject to U.S. federal withholding tax at a rate of 30%. As the Fund may be unable to determine whether a payment made pursuant to the Offer will properly be characterized as an “exchange” or a “dividend” for U.S. tax purposes at the time of such payment, the Fund may withhold up to 30% of payments made to a Non-U.S. shareholder or its agent. In that case, a Non-U.S. shareholder may be eligible to file for a refund of such tax or a portion of such tax if all or a portion of the tender of Shares pursuant to the Offer is treated as a sale or exchange for U.S. federal income tax purposes or if such shareholder is entitled to a reduced rate of withholding pursuant to a tax treaty and the Fund withheld at a higher rate.

In order to obtain a reduced rate of withholding under a tax treaty, a Non-U.S. shareholder must deliver to the Depositary or an intermediary making a payment to a Non-U.S. shareholder, before the payment, a properly completed and executed IRS tax form claiming such an exemption or reduction. Applicable tax forms can be obtained from the Depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary or an intermediary making a payment to a Non-U.S. shareholder, before the payment, a properly executed IRS tax form claiming such exemption. Applicable tax forms can be obtained from the Depositary.

Additionally, proceeds payable pursuant to the Offer to a Non-U.S. shareholder (other than an individual) or its agent may be subject to a 30% withholding tax under Chapter 4 of the Code, commonly referred to as “FATCA,” unless such Non-U.S. shareholder establishes an exemption from such withholding tax under FATCA, typically on IRS Form W-8BEN-E (or other applicable W-8 tax form). Applicable tax forms can be obtained from the Depositary. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption.

Non-U.S. shareholders should consult their own tax advisors regarding the application of the U.S. federal withholding tax, including their potential eligibility for a withholding tax reduction or exemption, and the refund procedure.

9.    Irregularities. The Fund will determine in its sole discretion all questions as to the purchase price, the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Fund, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares, and the Fund’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. None of the Fund, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10.    Questions; Requests for Assistance and Additional Copies. Please direct any questions or requests for assistance or for additional copies of the Offer to Purchase or the Letter of Transmittal to the Information Agent at the telephone number and address set forth on the last page of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

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Print or type.
See **Specific Instructions** on page 3.

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . . ______

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ______

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ______

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

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Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form W-9 (Rev. 3-2024)

11

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);
2. Certify that you are not subject to backup withholding; or
3. Claim exemption from backup withholding if you are a U.S. exempt payee; and
4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and
5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;
2. You do not certify your TIN when required (see the instructions for Part II for details);
3. The IRS tells the requester that you furnished an incorrect TIN;
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or
5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled- out form*" above (for reportable interest and dividend accounts opened after 1983 only).

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Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

- **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

- **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.
- **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.
- **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.
- **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
LLC classified as a partnership for U.S. federal tax purposes or LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

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Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a). 11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a). J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

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Form W-9 (Rev. 3-2024) Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

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Form W-9 (Rev. 3-2024) Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information.

Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information

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Important: The Depositary must receive this Letter of Transmittal (together with confirmation of the book-entry transfer and all other required documents) before the Expiration Date, as defined in the Offer to Purchase.

The Letter of Transmittal and any other required documents should be sent or delivered by each tendering shareholder or its broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth on the first page of this Letter of Transmittal.

Any questions, requests for assistance or for additional copies of the Offer to Purchase or the Letter of Transmittal may be directed to EQ Fund Solutions, LLC, the Information Agent, at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, please contact the Depositary.

The Depositary for the Offer is:

If delivering by hand, mail, express mail, courier

or any other expedited service:

Equiniti Trust Company, LLC
55 Challenger Road

Suite #200

Ridgefield Park, New Jersey 07660
Attn: Reorganization Department

Toll-Free (877) 248-6417

If delivering by facsimile transmission:

(718) 765-8758

The Information Agent for the Offer is:

EQ Fund Solutions, LLC

48 Wall Street, 22nd Floor

New York, New York 10005

Toll-Free (877) 732-3614

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